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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 1998

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1998-1)


                                SUPERIOR BANK FSB
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    UNITED STATES                      333-39199                36-1414142
----------------------------          ------------        ----------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)


   ONE LINCOLN CENTRE
OAKBROOK TERRACE, ILLINOIS                                              60181
--------------------------                                            ----------
  (Address of Principal                                               (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code (630) 916-4000



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Item 2. Acquisition or Disposition of Assets

Description of the Certificates, Group 1 and Group 2

     On March 26, 1998, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1998-1 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of March 1, 1998, among Superior Bank FSB, as depositor (the "Depositor") and as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On April 9, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $9,856,398.63 with respect to Sub-Pool I with funds on deposit in the Sub-Pool I Pre-Funding Account, with an aggregate principal balance equal to $16,522,441.90 with respect to Sub-Pool II with funds on deposit in the Sub-Pool II Pre-Funding Account, with an aggregate principal balance equal to $6,008,055.29 with respect to Sub-Pool III with funds on deposit in the Sub-Pool III Pre-Funding Account and $20,015,016.45 with respect to Sub-Pool IV with funds on deposit in the Sub-Pool IV Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated April 9, 1998, between the Depositor and the Trustee.

     On May 28, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $21,052,854.67 with respect to Sub-Pool I with funds on deposit in the Sub-Pool I Pre-Funding Account and with an aggregate principal balance equal to $24,197,018.00 with respect to Sub-Pool IV with funds on deposit in the Sub-Pool IV Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated May 28, 1998, between the Depositor and the Trustee.

     On June 18, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $201,971.83 with respect to Sub-Pool I with funds on deposit in the Sub-Pool I Pre-Funding Account, with an aggregate principal balance equal to $12,318.01 with respect to Sub-Pool II with funds on deposit in the Sub-Pool II Pre-Funding Account and with an aggregate principal balance equal to $35,030,324.46 with respect to Sub-Pool IV with funds on deposit in the Sub-Pool IV Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee

                                       2


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pursuant to a Subsequent Transfer Instrument, dated June 18, 1998, between the
Depositor and the Trustee (the "June 18 Instrument"). Attached to the June 18 Instrument are the Mortgage Loan Schedules with respect to Sub-Pool I, Sub-Pool II and Sub-Pool IV listing the related Subsequent Mortgage Loans that are the subject of such June 18 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

     4.2 Subsequent Transfer Instrument, dated June 18, 1998, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUPERIOR BANK FSB

                                          By:     /s/ WILLIAM C. BRACKEN
                                             -----------------------------------
                                          Name:  William C. Bracken
                                          Title: Senior Vice President
                                                 and Chief Financial Officer

Dated: June 18, 1998


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                                 EXHIBITS TABLE

     4.2 Subsequent Transfer Instrument, dated June 18, 1998, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.